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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               -------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 29, 2007
                                                         ----------------

                        FAMILY HOME HEALTH SERVICES INC.
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                                     ------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

          000-32887                                  02-0718322
          ---------                                  ----------
  (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                            801 WEST ANN ARBOR TRAIL
                                    SUITE 200
                               PLYMOUTH, MICHIGAN
                                      48170
                              ----------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

                                 (734) 414-9990
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.03.    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
              UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On January 29, 2007, Family Home Health Services Inc., a Nevada corporation ("Company"), received a loan in the amount of $200,000 ("Loan") from Mr. Kevin Ruark. The Loan is not evidenced by a note or other written evidence and is payable upon demand. Mr. Ruark is a director, executive officer and shareholder of the Company.


                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FAMILY HOME HEALTH SERVICES INC.


Date: February 2, 2007              /s/ Kevin R. Ruark
                                    --------------------------------------------
                                    By:  Kevin R. Ruark
                                    Its: Chief Executive Officer and President